EXHIBIT 10.1(a)

AMENDMENT

Dated as of October 31, 2013

To the Lenders party to the Credit Agreement
and the Administrative Agent referred to below

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of June 17, 2011 and as amended as of May 8, 2012 and May 8, 2013 (the “Credit Agreement”), among FirstEnergy Corp., The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as the Borrowers, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto, the swing line lenders party thereto and the Lenders party thereto. This amendment of the Credit Agreement is hereinafter referred to as this “Amendment”, and the Credit Agreement, as amended by this Amendment, is referred to as the “Amended Credit Agreement”. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.
Section 1. Credit Agreement Amendment. The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:
(a)The following new term is inserted in Section 1.01 in appropriate alphabetical order:
“‘PPUC Order’ means the Pennsylvania Public Utility Commission opinion and order Pennsylvania Public Utility Commission v. Pennsylvania Electric Company and Pennsylvania Public Utility Commission v. Metropolitan Edison Company [consolidated], 210 WL 2911737 (Pa.P.U.C.) (March 3, 2010), as subsequently affirmed by an opinion and order of the Commonwealth Court of Pennsylvania on June 14, 2011, Metropolitan Edison Company v. Pennsylvania Public Utility Commission, 22 A.3d 353 (Pa.Commw. 2011), and left undisturbed by the United States District Court for the Eastern District of Pennsylvania in its order issued on September 30, 2013 (Civil Action No. 11-cv-04474).”
(b)The defined term “Total Capitalization” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Total Capitalization’ means, with respect to any Borrower at any date of determination the sum, without duplication, of (i) Consolidated Debt of such Borrower, (ii) the capital stock (but excluding treasury stock and capital stock subscribed and unissued) and other equity accounts (including retained earnings and paid in capital but excluding

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accumulated other comprehensive income and loss) of such Borrower and its Consolidated Subsidiaries, (iii) consolidated equity of the preference stockholders of such Borrower and its Consolidated Subsidiaries, and (iv) the aggregate principal amount of Trust Preferred Securities and Junior Subordinated Deferred Interest Debt Obligations of such Borrower and its Consolidated Subsidiaries; provided, however, that, commencing with the fiscal quarter ended September 30, 2013 and for each fiscal quarter ending thereafter, ‘Total Capitalization’ shall be determined subject to the following adjustments:
(A)    as applicable, for the respective Borrowers, there shall be excluded in such determination the following after-tax effects resulting from non-cash write-downs and non-cash charges occurring and recognized for the periods indicated below as reflected in the consolidated financial statements of the applicable Borrowers for such periods:
(1)    in respect of pension and other postemployment benefits occurring and recognized in fiscal years 2011 and 2012, which shall not exceed in the aggregate $691,600,000 for all Borrowers (without duplication but allowing for, as applicable, consolidation);
(2)    in respect of asset impairments attributable to the Albright, Rivesville and Willow Island Plants owned by MP, the Armstrong and R. Paul Plants owned by AESC, and the Bay Shore (Units 2-4 only), Eastlake (Units 4-5 only), Fremont and Richland Plants owned by FirstEnergy Generation, LLC occurring and recognized in fiscal year 2011, which shall not exceed in the aggregate $255,400,000 for all Borrowers (without duplication but allowing for, as applicable, consolidation); and
(3)    in respect of asset impairments attributable to the Hatfield’s Ferry Power Station and the Mitchell Power Station owned by AESC occurring and recognized in fiscal year 2013 through September 30, 2013, which shall not exceed in the aggregate $317,300,000 for all Borrowers (without duplication but allowing for, as applicable, consolidation); and
(B)    in addition to the adjustments described in clause (A) above, for the respective Borrowers there shall be excluded in such determination the after-tax effects resulting from non-cash write-downs and non-cash charges attributable or relating to the following: (1)(i) pension and other postemployment benefits, (ii) impairment of regulatory and other long-lived assets, (iii) disallowance of regulatory assets, and (iv) goodwill impairment, in each case, occurring and recognized during the fiscal quarter ending December 31, 2013 and in any fiscal quarter ending thereafter as reflected in the consolidated financial statements of the respective Borrowers for such periods, and (2) disallowance of regulatory assets consisting of marginal transmission line losses of Met-Ed and Penelec occurring during the period from January 11, 2007 through December 31, 2010 as described in the PPUC Order, in each case, occurring and recognized during the fiscal quarter ended September 30, 2013 as reflected in the consolidated financial statements of the respective Borrowers for such period, but such adjustments shall not exceed in the aggregate $1,500,000,000 for all Borrowers (without duplication but allowing for, as applicable, consolidation).”

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Section 2. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date hereof when and if (such date being the “Amendment Date”) the following conditions are satisfied:
(a)The Administrative Agent shall have received the following, each dated as of the Amendment Date, in form and substance satisfactory to the Administrative Agent and with one copy for each Lender:
(i)    Counterparts of this Amendment, duly executed by each of the Borrowers and Lenders constituting Majority Lenders;
(ii)    A certificate of an Authorized Officer of each Borrower stating that both before and after giving effect to this Amendment (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default and (B) all representations and warranties made by such Borrower in the Amended Credit Agreement are true and correct in all material respects, except for those made specifically as of another date, in which case such representations and warranties shall be true as of such other date; and
(iii)    Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent or such other Lender (as the case may be).
(b)The Borrowers shall have paid an amendment fee equal to 0.05% of the Commitment of each Lender that executes this Amendment at or before 5:00 p.m. (New York City time) on September 27, 2013, payable on the Amendment Date to the Administrative Agent for the account of each such Lender.
(c)Each of the representations and warranties in Section 4 of this Amendment shall be true and correct.
Section 3. Borrower Sublimit Increase.
(a)The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 3(b), in addition to those in Section 2 above, MP may increase its Borrower Sublimit to an amount equal to the lesser of (i) $500,000,000 and (ii) the amount approved under the MP FERC Order (such lesser amount, the “New MP Sublimit”; and such increase, the “MP Sublimit Increase”).
(b)The MP Sublimit Increase shall be effective as of the date (such date being the “MP Sublimit Increase Date”) when and if the Administrative Agent shall have received the following, each dated as of the MP Sublimit Increase Date, in form and substance satisfactory to the Administrative Agent and with one copy for each Lender:
(i)Certified copies of (A) the resolutions of the Board of Directors of MP approving the MP Sublimit Increase and (B) all documents evidencing any other necessary corporate action with respect to the MP Sublimit Increase;

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(ii)A certificate of the Secretary or an Assistant Secretary of MP certifying that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including the MP FERC Order) required for the MP Sublimit Increase; and
(iii)Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent or such other Lender (as the case may be).
(c)On the MP Sublimit Increase Date, the term “Borrower Sublimit” set forth in Section 1.01 shall automatically be amended by replacing the amount “$150,000,000” appearing opposite the text “MP” with an amount equal to the New MP Sublimit.
Section 4. Representations and Warranties. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower contained in Section 4.01 of the Amended Credit Agreement (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to the Amended Credit Agreement and each reference therein to “Loan Document” and words of like import being deemed to be a reference that includes this Amendment and the Amended Credit Agreement) are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (other than, as to any such representation or warranty that by its terms refers to a specific date other than the Amendment Date, in which case, such representation and warranty shall be true and correct as of such specific date); and (ii) no event has occurred and is continuing, or would result from the execution, delivery or performance by such Borrower of this Amendment or the performance by such Borrower of the Amended Credit Agreement that constitutes an Event of Default or an Unmatured Default with respect to such Borrower.
Section 5. Effect on the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender, Swing Line Lender or Fronting Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each of the Credit Agreement and the other Loan Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall constitute a Loan Document and shall be binding on the parties hereto and their respective successors and permitted assigns under the Amended Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
Section 6.    Costs, Expenses and Taxes. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and syndication administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out‑of‑pocket expenses of counsel for the Administrative Agent with respect thereto and with

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respect to advising the Administrative Agent as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Administrative Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
If you agree to the foregoing, please evidence such agreement by (i) executing and returning one counterpart of this Amendment by facsimile or e-mail to Kai-Ting Yang (fax no. 212-556-2222; e-mail: kyang@kslaw.com) and (ii) executing and returning five original counterparts to this Amendment by overnight mail to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Kai-Ting Yang.
[Remainder of page intentionally left blank.]

Very truly yours,

FIRSTENERGY CORP.
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
METROPOLITAN EDISON COMPANY
OHIO EDISON COMPANY
PENNSYLVANIA POWER COMPANY
THE TOLEDO EDISON COMPANY
MONONGAHELA POWER COMPANY
PENNSYLVANIA ELECTRIC COMPANY
THE POTOMAC EDISON COMPANY
WEST PENN POWER COMPANY

By /s/Steven R. Staub
Steven R. Staub
Vice President and Treasurer

JERSEY CENTRAL POWER & LIGHT COMPANY

By /s/Weizhong Wang         _
Weizhong (Bill) Wang
Treasurer

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

The undersigned hereby agree to the foregoing:

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as a Lender

By /s/Andrew N. Taylor
Name: Andrew Taylor
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By /s/Peter Christensen
Name: Peter Christensen
Title: Vice President

BARCLAYS BANK PLC, as a Lender

By /s/Alicia Borys
Name: Alicia Borys
Title: Vice President

Bank of America, N.A., as a Lender

By /s/Jerry Wells
Name: Jerry Wells
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

CITIBANK, N.A., as a Lender

By /s/D. Scott McMurtry
Name: D. Scott McMurtry
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

KeyBank National Association, as a Lender

By /s/Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd. as a Lender

By /s/Robert MacFarlane
Name: Robert MacFarlane
Title: VP

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

UNION BANK, N.A., as a Lender

By /s/Y. Joanne Si
Name: Y. Joanne Si
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

The Bank of Nova Scotia, as a Lender

By /s/Thane Rattew
Name: Thane Rattew
Title: Managing Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Goldman Sachs Bank USA, as a Lender

By /s/Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By /s/John Durland
Name: John Durland
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By /s/John Durland
Name: John Durland
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By /s/Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By /s/Philipp Horst
Name: Philipp Horst
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

BNP Paribas, as a Lender

By /s/Denis O’Meara
Name: Dennis O’Meara
Title: Managing Director

By /s/Pasquale Perraglia
Name: Pasquale Perraglia
Title: Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Royal Bank of Canada, as a Lender

By /s/Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

MIZUHO BANK, LTD., as a Lender

By /s/Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

WELLS FARGO BANK, N.A., as a Lender

By /s/Fredrick W. Price
Name: Fredrick W. Price
Title: Managing Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

U.S. Bank National Association, as a Lender

By /s/Eric J. Cosgrove
Name: Eric J. Cosgrove
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

PNC Bank, N.A., as a Lender

By /s/Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

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The Bank of New York Mellon, as a Lender

By /s/Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By /s/Gordon R. Eadon
Name: Gordon R. Eadon
Title: Authorized Signatory

By /s/Robert W. Casey Jr.
Name: Robert W. Casey Jr.
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By /s/Darrell Stanley
Name: Darrell Stanley
Title: Managing Director

By /s/ David Gurghigian
Name: David Gurghigian
Title: Managing Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

SOVEREIGN BANK, N.A., as a Lender

By /s/William Maag
Name: William Maag
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

COBANK, ACB, as a Lender

By /s/ Josh Batchelder
Name: Josh Batchelder
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

BANCO BILBAO VIZCAYA ARGENTINA, S.A. NEW YORK BRANCH, as a Lender

By /s/ Luca Sacchi
Name: Luca Sacchi
Title: Executive Director

By /s/ Veronica Incera
Name: Veronica Incera
Title: Executive Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

THE HUNTINGTON NATIONAL BANK, as a Lender

By /s/Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

NATIONAL COOPERATIVE SERVICES CORPORATION, as a Lender

By /s/ Daniel Lyzinski
Name: Daniel Lyzinski
Title: Assistant Secretary Treasurer

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

TD Bank, N.A., as a Lender

By /s/Stephen Levi
Name: Stephen Levi
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page